Exhibit 99.1

Fabrinet Announces Third Quarter Fiscal Year 2018 Financial Results

BANGKOK, Thailand – May 7, 2018 – Fabrinet (NYSE: FN), a leading provider of advanced optical packaging and precision optical, electro-mechanical and electronic manufacturing services to original equipment manufacturers of complex products, today announced its financial results for its third quarter ended March 30, 2018.

Tom Mitchell, Executive Chairman of Fabrinet, said, “We again exceeded our revenue guidance in the third quarter of fiscal 2018. With stabilizing demand and increasing interest in our capabilities we are confident that we can deliver sequential growth in the fourth quarter and further strengthen our position in the marketplace.”

Seamus Grady, Chief Executive Officer of Fabrinet, said, “We continue to benefit from a mix of established programs and new business, which contributes to our growth and diversification. Our position in the market continues to strengthen as our diverse customers look to Fabrinet to manufacture their most challenging designs.”

Third Quarter Fiscal Year 2018 Financial Highlights

GAAP Results

•	Revenue for the third quarter of fiscal year 2018 was $332.2 million, compared to revenue of $366.8 million for the comparable period in fiscal year 2017.

•	GAAP net income for the third quarter of fiscal year 2018 was $21.1 million, compared to GAAP net income of $21.7 million for the third quarter of fiscal year 2017. GAAP net income for the third quarter of fiscal year 2018 included a foreign exchange loss of $2.4 million, or $0.06 per diluted share, compared to a foreign exchange loss of $3.7 million, or $0.10 per diluted share, for the third quarter of fiscal year 2017.

•	GAAP net income per diluted share for the third quarter of fiscal year 2018 was $0.55, compared to GAAP net income per diluted share of $0.57 for the third quarter of fiscal year 2017.

Non-GAAP Results

•	Non-GAAP net income for the third quarter of fiscal year 2018 was $26.9 million, compared to non-GAAP net income of $30.5 million for the third quarter of fiscal year 2017. Non-GAAP net income for the third quarter of fiscal year 2018 included a foreign exchange loss of $2.4 million, or $0.06 per diluted share, compared to a foreign exchange loss of $3.7 million, or $0.10 per diluted share, for the third quarter of fiscal year 2017.

•	Non-GAAP net income per diluted share for the third quarter of fiscal year 2018 was $0.71, compared to non-GAAP net income per diluted share of $0.80 for the same period a year ago.

Share Repurchase Program Update

Fabrinet repurchased approximately 422,000 ordinary shares at an average price of $29.58 during the third quarter.

Business Outlook

Based on information available as of May 7, 2018, Fabrinet is issuing guidance for its fourth fiscal quarter ending June 29, 2018, as follows:

•	Fabrinet expects fourth quarter revenue to be in the range of $334 million to $342 million.

•	GAAP net income per diluted share is expected to be in the range of $0.55 to $0.59, based on approximately 37.9 million fully diluted shares outstanding.

•	Non-GAAP net income per diluted share is expected to be in the range of $0.73 to $0.77, based on approximately 37.9 million fully diluted shares outstanding.

Conference Call Information

What:	Fabrinet Third Quarter Fiscal-Year 2018 Financial Results Call
When:	Monday, May 7, 2018
Time:	5:00 p.m. ET
Live Call:	(888) 357-3694, domestic
(253) 237-1137, international
Passcode: 4590788
Replay:	(855) 859-2056, domestic
(404) 537-3406, international
Passcode: 4590788
Webcast:	http://investor.fabrinet.com/ (live and replay)

This press release and any other information related to the call will also be posted on Fabrinet’s website at http://investor.fabrinet.com. A recorded version of this webcast will be available approximately two hours after the call and will be archived on Fabrinet’s website for a period of one year.

About Fabrinet

Fabrinet is a leading provider of advanced optical packaging and precision optical, electro-mechanical, and electronic manufacturing services to original equipment manufacturers of complex products, such as optical communication components, modules and subsystems, automotive components, medical devices, industrial lasers and sensors. Fabrinet offers a broad range of advanced optical and electro-mechanical capabilities across the entire manufacturing process, including process design and engineering, supply chain management, manufacturing, advanced packaging, integration, final assembly and test. Fabrinet focuses on production of high complexity products in any mix and any volume. Fabrinet maintains engineering and manufacturing resources and facilities in Thailand, the United States of America, the People’s Republic of China and the United Kingdom. For more information visit: www.fabrinet.com.

Forward-Looking Statements

“Safe Harbor” Statement Under U.S. Private Securities Litigation Reform Act of 1995

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include: (1) statements regarding our ability to continue to drive profitable growth; and (2) all of the statements under the “Business Outlook” section regarding our expected revenue and GAAP and non-GAAP net income per share for the fourth quarter of fiscal year 2018. These forward-looking statements involve risks and uncertainties, and actual results could vary materially from these forward-looking statements. Important factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to: less customer demand for our products and services than forecasted; less growth in the optical communications, industrial lasers and sensors markets than we forecast; difficulties expanding into additional markets, such as the semiconductor processing, biotechnology, metrology and materials processing markets; increased competition in the optical manufacturing services markets; difficulties in delivering products and services that compete effectively from a price and performance perspective; our reliance on a small number of customers and suppliers; difficulties in managing our operating costs; difficulties in managing and operating our business across multiple countries (including Thailand, the People’s Republic of China, the U.S. and the U.K.); and other important factors as described in reports and documents we file from time to time with the Securities and Exchange Commission (SEC), including the factors described under the section captioned “Risk Factors” in our Quarterly Report on Form 10-Q, filed on February 7, 2018. We disclaim any obligation to update information contained in these forward-looking statements whether as a result of new information, future events, or otherwise.

Use of Non-GAAP Financials

We refer to the non-GAAP financial measures cited above in making operating decisions because they provide meaningful supplemental information regarding our ongoing operational performance. Non-GAAP net income excludes: share-based compensation expenses; depreciation of fair value uplift; executive separation costs; expenses related to our CEO search; amortization of intangibles; business combination expenses; loss (gain) on foreign currency contracts; amortization of debt issuance costs; and restructuring charges. We have excluded these items in order to enhance investors’ understanding of our underlying operations. The use of these non-GAAP financial measures has material limitations because they should not be used to evaluate our company without reference to their corresponding GAAP financial measures. As such, we compensate for these material limitations by using these non-GAAP financial measures in conjunction with GAAP financial measures.

These non-GAAP financial measures are used to: (1) measure company performance against historical results, (2) facilitate comparisons to our competitors’ operating results, and (3) allow greater transparency with respect to information used by management in making financial and operational decisions. In addition, these non-GAAP financial measures are used to measure company performance for the purposes of determining employee incentive plan compensation.

SOURCE: Fabrinet

Investor Contact:

Garo Toomajanian

ir@fabrinet.com

FABRINET

UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands of U.S. dollars, except share data)	March 30, 2018	June 30, 2017
Assets
Current assets
Cash and cash equivalents	$142,407	$133,825
Marketable securities	169,444	151,450
Trade accounts receivable, net	243,997	264,349
Inventory, net	239,617	238,665
Prepaid expenses	9,466	6,306
Other current assets	11,049	4,159

Total current assets	815,980	798,754

Non-current assets
Restricted cash in connection with business acquisition	3,569	3,312
Property, plant and equipment, net	222,047	216,881
Intangibles, net	5,927	5,840
Goodwill	4,101	3,806
Deferred tax assets	3,046	2,905
Deferred debt issuance costs on revolving loan and other non-current assets	135	1,577

Total non-current assets	238,825	234,321

Total Assets	$1,054,805	$1,033,075

Liabilities and Shareholders’ Equity
Current liabilities
Bank borrowings, net of unamortized debt issuance costs	$52,464	$48,402
Trade accounts payable	193,374	215,262
Fixed assets payable	4,684	8,141
Capital lease liability, current portion	491	344
Income tax payable	298	1,976
Accrued payroll, bonus and related expenses	13,322	13,852
Accrued expenses	11,750	9,227
Other payables	10,776	14,068

Total current liabilities	287,159	311,272

Non-current liabilities
Long-term loan from bank, non-current portion, net of unamortized debt issuance costs	12,595	22,701
Deferred tax liability	2,172	1,981
Capital lease liability, non-current portion	671	1,024
Deferred liability in connection with business acquisition	3,569	3,312
Severance liabilities	10,103	8,488
Other non-current liabilities	2,993	2,723

Total non-current liabilities	32,103	40,229

Total Liabilities	319,262	351,501

Commitments and contingencies
Shareholders’ equity
Preferred shares (5,000,000 shares authorized, $0.01 par value; no shares issued and outstanding as of March 30, 2018 and June 30, 2017)	—	—
Ordinary shares (500,000,000 shares authorized, $0.01 par value; 37,640,215 shares and 37,340,496 shares issued, and 36,901,790 shares and 37,340,496 shares outstanding as of March 30, 2018 and June 30, 2017, respectively)	376	373
Additional paid-in capital	147,958	133,293
Treasury stock at cost (738,425 shares and zero shares as of March 30, 2018 and June 30, 2017, respectively)	(22,407)	—
Accumulated other comprehensive loss	(39)	(348)
Retained earnings	609,655	548,256

Total Shareholders’ Equity	735,543	681,574

Total Liabilities and Shareholders’ Equity	$1,054,805	$1,033,075

FABRINET

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND

COMPREHENSIVE INCOME

	Three Months Ended		Nine Months Ended
(in thousands of U.S. dollars, except per share amounts)	March 30, 2018	March 31, 2017	March 30, 2018	March 31, 2017
Revenues	$332,213	$366,837	$1,026,598	$1,050,036

Cost of revenues	(295,280)	(322,791)	(912,167)	(923,336)

Gross profit	36,933	44,046	114,431	126,700
Selling, general and administrative expenses	(12,418)	(17,086)	(41,253)	(50,569)
Expenses related to reduction in workforce	—	—	(1,776)	—

Operating income	24,515	26,960	71,402	76,131
Interest income	1,149	713	2,554	1,470
Interest expense	(820)	(641)	(2,499)	(2,517)
Foreign exchange loss, net	(2,428)	(3,702)	(5,710)	(100)
Other income	91	108	438	397

Income before income taxes	22,507	23,438	66,185	75,381
Income tax expense	(1,454)	(1,782)	(4,786)	(5,667)

Net income	21,053	21,656	61,399	69,714

Other comprehensive loss, net of tax:
Change in net unrealized loss on marketable securities	(616)	49	(1,048)	(491)
Change in net unrealized loss on derivative instruments	—	—	(1)	(158)
Change in foreign currency translation adjustment	789	227	1,358	(935)

Total other comprehensive loss, net of tax	173	276	309	(1,584)

Net comprehensive income	$21,226	$21,932	$61,708	$68,130

Earnings per share
Basic	$0.56	$0.58	$1.64	$1.89
Diluted	$0.55	$0.57	$1.61	$1.85

Weighted-average number of ordinary shares outstanding (thousands of shares)
Basic	37,275	37,116	37,400	36,792
Diluted	38,055	37,872	38,125	37,750

FABRINET

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

	Nine Months Ended
(in thousands of U.S. dollars)	March 30, 2018	March 31, 2017
Cash flows from operating activities
Net income for the period	$61,399	$69,714
Adjustments to reconcile net income to net cash provided by operating activities
Depreciation and amortization	21,288	16,956
(Gain) loss on disposal of property, plant and equipment	(153)	7
Loss from sales and maturities of available-for-sale securities	362	407
Amortization of investment (premium) discount	(31)	397
Amortization of deferred debt issuance costs	433	1,591
Allowance for doubtful accounts	44	3
Unrealized loss (gain) on exchange rate and fair value of derivative instruments	1,393	(718)
Share-based compensation	17,704	21,936
Deferred income tax	19	1,008
Other non-cash expenses	1,941	1,775
Reversal of inventory obsolescence	(291)	(72)
Changes in operating assets and liabilities
Trade accounts receivable	21,411	(50,839)
Inventory	(973)	(39,766)
Other current assets and non-current assets	(9,853)	3,921
Trade accounts payable	(22,518)	32,653
Income tax payable	(1,678)	166
Other current liabilities and non-current liabilities	(703)	1,249

Net cash provided by operating activities	89,794	60,388

Cash flows from investing activities
Purchase of marketable securities	(84,519)	(100,751)
Proceeds from sales of marketable securities	22,169	33,812
Proceeds from maturities of marketable securities	42,977	54,745
Payments in connection with business acquisition, net of cash acquired	—	(9,917)
Purchase of property, plant and equipment	(28,268)	(57,224)
Purchase of intangibles	(1,487)	(1,910)
Proceeds from disposal of property, plant and equipment	202	190

Net cash used in investing activities	(48,926)	(81,055)

Cash flows from financing activities
Proceeds of short-term loans from banks	5,000	27,665
Repayment of short-term loans from bank	(1,003)	—
Repayment of long-term loans from bank	(10,200)	(14,700)
Repayment of capital lease liability	(293)	(182)
Repurchase of ordinary shares	(22,407)	—
Proceeds from issuance of ordinary shares under employee share option plans	993	5,890
Withholding tax related to net share settlement of restricted share units	(4,030)	(1,272)

Net cash provided by (used in) financing activities	(31,940)	17,401

Net increase (decrease) in cash, cash equivalents and restricted cash	8,928	(3,266)

Movement in cash, cash equivalents and restricted cash
Cash, cash equivalents and restricted cash at beginning of period	137,137	142,804
Increase (decrease) in cash, cash equivalents and restricted cash	8,928	(3,266)
Effect of exchange rate on cash, cash equivalents and restricted cash	(89)	271

Cash, cash equivalents and restricted cash at end of period	$145,976	$139,809

Non-cash investing and financing activities
Construction, software-related and equipment-related payables	$4,684	$12,409

FABRINET

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(Continued)

The following table provides a reconciliation of cash, cash equivalents and restricted cash reported within the unaudited condensed consolidated balance sheets that sum to the total of same amounts shown in the unaudited condensed consolidated statements of cash flows:

(amount in thousands)	As of March 30, 2018	As of March 31, 2017
Cash and cash equivalents	$142,407	$136,634
Restricted cash in connection with business acquisition (non-current assets)	3,569	3,175

Cash, cash equivalents and restricted cash	$145,976	$139,809

FABRINET

RECONCILIATION OF GAAP MEASURES TO NON-GAAP MEASURES

	Three Months Ended				Nine Months Ended
	March 30, 2018		March 31, 2017		March 30, 2018		March 31, 2017
(in thousands of U.S. dollars, except per share data)	Net income	Diluted EPS	Net income	Diluted EPS	Net income	Diluted EPS	Net income	Diluted EPS
GAAP measures	21,053	0.55	21,656	0.57	61,399	1.61	69,714	1.85
Items reconciling GAAP net (loss) income & EPS to non-GAAP net income & EPS:
Related to cost of revenues:
Share-based compensation expenses	1,564	0.04	1,657	0.04	5,277	0.14	4,185	0.11
Depreciation of fair value uplift	88	0.00	67	0.00	241	0.00	67	0.00
Cost resulting from a non-recurring warranty charge	—	—	—	—	—	—	—	—

Total related to gross profit	1,652	0.04	1,724	0.05	5,518	0.14	4,252	0.11

Related to selling, general and administrative expenses:
Share-based compensation expenses	3,762	0.10	6,071	0.16	12,427	0.33	17,751	0.47
Executive separation costs	—	—	—	—	—	—	577	0.02
Expenses related to CEO search	—	—	103	0.00	204	0.00	103	0.00
Debt administration expenses	—	—	320	0.01	—	—	320	0.01
Amortization of intangibles	205	0.01	179	0.00	582	0.02	408	0.01
Business combination expenses	—	—	120	0.00	117	0.00	1,630	0.04

Total related to selling, general and administrative expenses	3,967	0.11	6,793	0.18	13,329	0.35	20,789	0.55

Related to other incomes and other expenses:
Loss (gain) on foreign currency contracts	—	—	—	—	—	—	(1,713)	(0.05)
Other expenses in relation to reduction in workforce	—	—	—	—	1,776	0.05	—	—
Amortization of debt issuance costs	238	0.01	283	0.01	778	0.02	1,627	0.04

Total related to other incomes and other expenses	238	0.01	283	0.01	2,554	0.07	(86)	(0.00)

Related to income tax expense
Non-recurring income tax expense	—	—	—	—	—	—	—	—

Total related to income tax expense	—	—	—	—	—	—	—	—

Total related to net income & EPS	5,857	0.16	8,800	0.23	21,401	0.56	24,955	0.66

Non-GAAP measures	26,910	0.71	30,456	0.80	82,800	2.17	94,669	2.50

Shares used in computing diluted net income per share
GAAP diluted shares		38,055		37,872		38,125		37,750
Non-GAAP diluted shares		38,055		37,872		38,125		37,750

FABRINET
RECONCILIATION OF NET CASH PROVIDED BY OPERATING ACTIVITIES
TO FREE CASH FLOW

(in thousands)	Three Months Ended		Nine Months Ended
	March 30,	March 31,	March 30,	March 31,
	2018	2017	2018	2017
Net cash provided by operating activities	$52,681	$40,636	$89,794	$60,388
Less: Purchase of property, plant and equipment	(6,863)	(12,812)	(28,268)	(57,224)

Non-GAAP free cash flow	$45,818	$27,824	$61,526	$3,164

FABRINET

GUIDANCE FOR QUARTER ENDING JUNE 29, 2018

RECONCILIATION OF GAAP MEASURES TO NON-GAAP MEASURES

Diluted EPS
GAAP net income per diluted share:	$0.55 to $0.59
Related to cost of revenues:
Share-based compensation expenses	0.04

Total related to gross profit	0.04

Related to selling, general and administrative expenses:
Share-based compensation expenses	0.12
Business combination expenses	0.01

Total related to selling, general and administrative expenses	0.13

Related to other incomes and other expenses:
Amortization of debt issuance costs	0.01

Total related to net income & EPS	0.18

Non-GAAP net income per diluted share	$0.73 to $0.77